EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Bristow Group Inc. (the “Company”) for the fiscal year ended March 31, 2007, as filed with the Securities and Exchange Commission as of the date hereof, (the “Report”)  I, Perry L. Elders, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Perry L. Elders
Name: Title: Date:	Perry L. Elders Executive Vice President and Chief Financial Officer May 22, 2007